UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Mid Cap Value Opportunities Portfolio of Managed Account Series

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Mid Cap Value Opportunities Portfolio of Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 - Report to Stockholders

                                Mid Cap Value
                                Opportunities Portfolio
                                Of Managed Account Series

Semi-Annual Report
October 31, 2005

Mid Cap Value Opportunities Portfolio

Portfolio Information as of October 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
Convergys Corp. ............................................             3.3%
Emdeon Corp. ...............................................             2.6
Novell, Inc. ...............................................             2.4
TJX Cos., Inc. .............................................             2.3
Anixter International, Inc. ................................             2.3
Noble Energy, Inc. .........................................             2.2
Cinergy Corp. ..............................................             2.2
Conseco, Inc. ..............................................             2.2
Medicis Pharmaceutical Corp. Class A .......................             2.1
Sovereign Bancorp, Inc. ....................................             2.1
--------------------------------------------------------------------------------

                                                                      Percent of
                                                                        Total
Sector Representation                                                Investments
================================================================================
Information Technology .....................................            20.8%
Financials .................................................            16.6
Industrials ................................................            11.7
Consumer Discretionary .....................................            11.1
Health Care ................................................            11.0
Energy .....................................................            10.8
Utilities ..................................................             4.4
Materials ..................................................             3.3
Consumer Staples ...........................................             2.6
Telecommunication Services .................................             1.5
Other* .....................................................             6.2
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and certain exchange-traded funds.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
================================================================================
IT Services ................................................             6.5%
Oil, Gas & Consumable Fuels ................................             6.3
Software ...................................................             6.2
Specialty Retail ...........................................             5.9
Commercial Banks ...........................................             5.8
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


2        MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                             6-month    12-month
====================================================================================
U.S. equities (Standard & Poor's 500 Index)                      + 5.27%     + 8.72%
------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                     +12.25      +12.08
------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)  + 8.63      +18.09
------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)              + 0.15      + 1.13
------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)   + 0.59      + 2.54
------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)   + 2.87      + 3.54
------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.


                                        Robert C. Doll, Jr.
                                        President and Trustee


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005           3

A Discussion With Your Portfolio Manager

      We are pleased to provide you with this first semi-annual shareholder report for Mid Cap Value Opportunities Portfolio of Managed Account Series.

What is the Portfolio's investment objective?

Mid Cap Value Opportunities Portfolio seeks capital appreciation and, secondarily, income through investment in equity securities that Portfolio management believes to be undervalued by the broader market. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid cap companies.

How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on August 2, 2005 through October 31, 2005, Mid Cap Value Opportunities Portfolio posted a total return of -1.30%, outpacing the -3.12% return of the benchmark Standard & Poor's (S&P) MidCap 400 Index.

The Portfolio was launched at the beginning of August -- a difficult month for equities following a very strong July. The S&P MidCap 400 Index returned +5.25% in July, -1.11% in August, +0.77% in September and -2.15% in October. Equities stalled in response to a number of factors, including spiking energy prices, rising short-term interest rates, waning consumer confidence and the potential for slowing economic and corporate earnings growth.

Overall, the economy has demonstrated resilience in the face of higher energy prices and continued interest rate hikes by the Federal Reserve Board (the Fed). In fact, advance estimates of third quarter gross domestic product place the annualized growth rate at 3.8%, up from 3.3% in the second quarter. In September, following the devastation wrought by Hurricane Katrina, many believed the Fed was nearing the end of its monetary tightening campaign. This led to a brief but sharp stock market rally. On September 20, the Fed raised interest rates by another 25 basis points in its 11th consecutive rate hike since June 2004, and investor hopes for a pause in the series of rate increases diminished. Following the announcement on rates, investor attention shifted to concerns about inflation and the possibility of an inverted yield curve. A $200 billion stimulus package aimed at reconstruction in the Gulf Coast region further dimmed hopes that interest rate increases would end any time soon. On November 1, the Fed raised the federal funds rate once more to 4%.

What factors most influenced Portfolio performance?

Although a difficult period for equities overall, the Portfolio was able to outperform its benchmark during the three months since its inception. Benefiting performance was favorable sector positioning and good stock selection.

Notably, an overweight position and good stock selection in the information technology (IT) sector contributed to the Portfolio's relative results. One of the strongest performers in IT, and in the portfolio overall, was Novell Inc., a network software provider and one of the Portfolio's top-ten holdings. Also among the Portfolio's top contributors were King Pharmaceuticals, Inc., a maker of generic and brand name prescription drugs, and E*Trade Financial Corp., an online broker and provider of financial services. We also saw positive attribution from our stock picks and underweight positions in the consumer staples, consumer discretionary and materials sectors.

The stock that detracted most from performance since inception was Emdeon Corp., a provider of health care connectivity solutions that was formerly known as WebMD Corporation. The company's decision to conduct an initial public offering
(IPO) for part of its Internet portal business led to sharp stock price appreciation. The IPO for the portal business, known as WebMD Health Corp., was greeted with investor enthusiasm. However, some investors sold shares of the parent company Emdeon on the heels of the successful IPO. We retain positions in both Emdeon and WebMD Health Corp.

Also hindering performance relative to the benchmark was stock selection in energy and industrials, with Chicago Bridge & Iron Co. NV and Murphy Oil Corp. detracting most. Chicago Bridge is an engineering and construction company that supports the energy services sector, and Murphy Oil is an oil and gas exploration and production company. Chicago Bridge declined on project accounting issues, while Murphy Oil declined because of operating disruptions in the aftermath of Hurricane Katrina. Overall, the energy sector had been a strong performer in 2005, supported by record-high energy prices, tight supply and increased merger-and- acquisition activity.


4        MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

How have you managed the Portfolio since its inception?

In choosing investments for the Portfolio, we are focused on stocks that we believe are selling at attractive valuations and that appear to be underappreciated by the market.

We saw the most portfolio activity in the information technology and industrials sectors. In technology, we purchased software stocks Siebel Systems, Inc., a customer relationship software provider; BEA Systems, Inc., an infrastructure software company; and Hyperion Solutions Corp., a provider of business intelligence software. We also added to the Portfolio's position in Novell and purchased Andrew Corp., a maker of coaxial cable, and The BISYS Group, Inc., a provider of services to the financial services industry.

In the industrials sector, we liquidated our positions in global engineering and construction firm Fluor Corp., label maker Avery Dennison Corp., prisons operator Corrections Corp. and equipment supplier W.W. Grainger, Inc. With the proceeds, we purchased shares of United Rentals, Inc., an equipment rental company; Curtiss-Wright Corp., a manufacturer of components and systems for the aerospace industry; and Allied Waste Industries, Inc., the second-largest waste hauler in the United States.

In the energy sector, we eliminated oil refiner and marketer Sunoco, Inc. on sharp share price appreciation. We added positions in oil and gas exploration company Newfield Exploration Company and oil refiner Tesoro Corp. We also added Cabot Oil and Gas Corp., which offers exposure to the natural gas segment of the market, where we see significant upside potential as the winter heating season approaches and supply constraints continue.

Although underweight to the consumer discretionary sector overall, we began to see attractive opportunities emerge in the group. This prompted us to add positions in restaurant stock Outback Steakhouse, Inc. and media companies Liberty Global, Inc. and The Interpublic Group of Cos., Inc. The Portfolio is modestly underweight in health care stocks, although we continue to find attractive new opportunities in this area.

Offsetting some of our purchases, we trimmed exposure to financial stocks, eliminating New York Community Bancorp, a holding company for New York Community Bank, which operates branches in New York and New Jersey, and Protective Life Corp., a provider of life insurance and investment products.

How would you characterize the Portfolio's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Portfolio ended the period most overweight in the IT and energy sectors and most underweight in consumer discretionary, utilities and financials. On an absolute basis, the Portfolio's leading exposures were in IT (20.6% of net assets), financials (15.8%) and industrials (11.5%).

Although the rapid pace of merger-and-acquisition activity has helped to prolong the outperformance of smaller cap issues, we believe a more cautious approach is prudent at this point in the economic cycle. We are concerned that further meaningful outperformance of very small companies is unsustainable, and believe that mid cap companies will continue to provide a more attractive balance of risk and reward. We are focusing new purchases on companies in the $2 billion to $5 billion market cap range, where we believe investment opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

November 10, 2005


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005           5

Performance Data

About Fund Performance

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Call toll free 1-800-MER-FUND (1-800-637-3863) to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Recent Performance Results

                                                                 Since Inception
As of October 31, 2005                                             Total Return
================================================================================
Mid Cap Value Opportunities Portfolio*                                -1.30%
--------------------------------------------------------------------------------
S&P MidCap 400 Index**                                                -3.12
--------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio commenced operations on 8/02/05.
** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total return is from 8/02/05.

Aggregate Total Return

Period Covered                                                            Return
================================================================================
Inception (8/02/05)
through 10/31/05                                                          -1.30%
--------------------------------------------------------------------------------


6        MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses, including advisory fees, and other Portfolio expenses. However, Fund Asset Management, L.P. has contractually agreed to waive all fees and pay or reimburse all expenses of the Portfolio. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning          Ending        During the Period*
                                                        Account Value     Account Value     August 2, 2005 to
                                                        August 2, 2005  October 31, 2005    October 31, 2005
=============================================================================================================
Actual
=============================================================================================================
Mid Cap Value Opportunities Portfolio                      $1,000           $  987.00             $0.00
=============================================================================================================

                                                                                              Expenses Paid
                                                        Beginning            Ending        During the Period**
                                                      Account Value       Account Value      May 1, 2005 to
                                                        May 1, 2005     October 31, 2005    October 31, 2005
=============================================================================================================
Hypothetical (5% annual return before expenses)***
=============================================================================================================
Mid Cap Value Opportunities Portfolio                      $1,000           $1,025.00             $0.00
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0%, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the actual number of days since inception).
** Expenses are equal to the Portfolio's annualized expense ratio of 0%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005           7

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America
================================================================================
Bermuda--0.3%
            Insurance--0.3%
            XL Capital Ltd. Class A                      2,100       $   134,526
--------------------------------------------------------------------------------
            Total Common Stocks in Bermuda                               134,526
================================================================================
Canada--1.5%
            Diversified Telecommunication
            Services--1.5%
            BCE, Inc.                                   31,200           772,200
--------------------------------------------------------------------------------
            Total Common Stocks in Canada                                772,200
================================================================================
United States--86.1%
            Aerospace & Defense--1.5%
            Curtiss-Wright Corp.                         4,600           263,810
            Raytheon Co.                                14,000           517,300
                                                                     -----------
                                                                         781,110
--------------------------------------------------------------------------------
            Air Freight & Logistics--0.6%
            Ryder System, Inc.                           8,700           345,129
--------------------------------------------------------------------------------
            Biotechnology--2.9%
            Cephalon, Inc. (b)                          15,300           697,527
            Medimmune, Inc. (b)                         19,900           696,102
            Millennium Pharmaceuticals, Inc. (b)        14,600           133,152
                                                                     -----------
                                                                       1,526,781
--------------------------------------------------------------------------------
            Capital Markets--2.8%
            E*Trade Financial Corp. (b)                 56,300         1,044,365
            Janus Capital Group, Inc.                   23,100           405,405
                                                                     -----------
                                                                       1,449,770
--------------------------------------------------------------------------------
            Commercial Banks--5.8%
            The Colonial BancGroup, Inc.                40,300           981,305
            Compass Bancshares, Inc.                    12,800           624,128
            First Midwest Bancorp, Inc.                 18,900           718,578
            TD Banknorth, Inc.                          24,200           696,718
                                                                     -----------
                                                                       3,020,729
--------------------------------------------------------------------------------
            Commercial Services &
            Supplies--3.7%
            Allied Waste Industries, Inc. (b)          101,200           823,768
            Cendant Corp.                               25,200           438,984
            Manpower, Inc.                              15,300           692,784
                                                                     -----------
                                                                       1,955,536
--------------------------------------------------------------------------------
            Communications Equipment--1.5%
            Andrew Corp. (b)                            26,800           284,616
            Tellabs, Inc. (b)                           51,200           489,472
                                                                     -----------
                                                                         774,088
--------------------------------------------------------------------------------
            Construction Materials--0.3%
            Martin Marietta Materials, Inc.              1,900           149,929
--------------------------------------------------------------------------------
            Diversified Financial
            Services--0.0%
            Cbot Holdings, Inc. Class A (b)                200            21,300
--------------------------------------------------------------------------------
            Electric Utilities--2.2%
            Cinergy Corp.                               28,800         1,149,120
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments--5.6%
            Anixter International, Inc. (b)             32,500         1,205,100
            Ingram Micro, Inc. Class A (b)              35,500           642,550
            Tech Data Corp. (b)                         31,200         1,080,768
                                                                     -----------
                                                                       2,928,418
--------------------------------------------------------------------------------
            Energy Equipment &
            Services--4.3%
            BJ Services Co.                             24,800           861,800
            Diamond Offshore Drilling                    3,600           203,256
            Maverick Tube Corp. (b)                     15,800           489,168
            Rowan Cos., Inc. (b)                        21,200           699,388
                                                                     -----------
                                                                       2,253,612
--------------------------------------------------------------------------------
            Food Products--2.6%
            ConAgra Foods, Inc.                         26,700           621,309
            Smithfield Foods, Inc. (b)                  24,400           721,752
                                                                     -----------
                                                                       1,343,061
--------------------------------------------------------------------------------
            Gas Utilities--0.7%
            Questar Corp.                                5,000           393,750
--------------------------------------------------------------------------------
            Health Care Providers &
            Services--2.6%
            Emdeon Corp. (b)                           147,600         1,357,920
            WebMD Health Corp. Class A (b)               1,300            33,956
                                                                     -----------
                                                                       1,391,876
--------------------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--1.2%
            Outback Steakhouse, Inc.                    16,800           632,688
--------------------------------------------------------------------------------
            IT Services--6.5%
            The BISYS Group, Inc. (b)                   40,400           512,272
            Computer Sciences Corp. (b)                 15,400           789,250
            Convergys Corp. (b)                        107,700         1,750,125
            Sabre Holdings Corp. Class A                19,400           378,882
                                                                     -----------
                                                                       3,430,529
--------------------------------------------------------------------------------
            Industrial Conglomerates--1.0%
            Teleflex, Inc.                               7,900           522,901
--------------------------------------------------------------------------------
            Insurance--2.2%
            Conseco, Inc. (b)                           56,100         1,138,830
--------------------------------------------------------------------------------
            Internet Software & Services--0.3%
            Vignette Corp. (b)                           8,100           134,541
--------------------------------------------------------------------------------
            Leisure Equipment &
            Products--0.1%
            Mattel, Inc.                                 3,300            48,675
--------------------------------------------------------------------------------
            Machinery--1.6%
            Eaton Corp.                                  5,900           347,097
            ITT Industries, Inc.                         5,100           518,160
                                                                     -----------
                                                                         865,257
--------------------------------------------------------------------------------
            Media--3.1%
            Interpublic Group of Cos., Inc. (b)         40,900           422,497
            Knight-Ridder, Inc.                         11,300           603,194
            Liberty Global, Inc. (b)                    11,600           287,332
            Liberty Global, Inc. Series C (b)           13,300           315,476
                                                                     -----------
                                                                       1,628,499
--------------------------------------------------------------------------------
            Metals & Mining--1.8%
            Nucor Corp.                                  7,700           460,845
            Reliance Steel & Aluminum Co.                8,300           473,266
                                                                     -----------
                                                                         934,111
--------------------------------------------------------------------------------
            Multiline Retail--0.6%
            Dollar Tree Stores, Inc. (b)                15,600           336,336
--------------------------------------------------------------------------------


8        MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America (concluded)
================================================================================
United States (concluded)
            Oil, Gas & Consumable Fuels--6.3%
            Cabot Oil & Gas Corp. Class A                8,000       $   366,320
            Murphy Oil Corp.                            15,800           740,230
            Newfield Exploration Co. (b)                14,100           639,153
            Noble Energy, Inc.                          29,100         1,165,455
            Tesoro Corp.                                 6,300           385,245
                                                                     -----------
                                                                       3,296,403
--------------------------------------------------------------------------------
            Paper & Forest Products--1.2%
            Georgia-Pacific Corp.                       19,500           634,335
--------------------------------------------------------------------------------
            Pharmaceuticals--3.9%
            King Pharmaceuticals, Inc. (b)              60,100           927,343
            Medicis Pharmaceutical Corp. Class A        37,600         1,109,200
                                                                     -----------
                                                                       2,036,543
--------------------------------------------------------------------------------
            Real Estate--1.2%
            Equity Office Properties Trust              19,800           609,840
--------------------------------------------------------------------------------
            Road & Rail--1.5%
            JB Hunt Transport Services, Inc.            40,200           780,282
--------------------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.4%
            Micron Technology, Inc. (b)                 15,900           206,541
--------------------------------------------------------------------------------
            Software--6.2%
            BEA Systems, Inc. (b)                      103,300           911,106
            Hyperion Solutions Corp. (b)                 5,400           261,144
            Novell, Inc. (b)                           166,100         1,265,682
            Siebel Systems, Inc.                        37,400           387,090
            TIBCO Software, Inc. (b)                    53,600           406,824
                                                                     -----------
                                                                       3,231,846
--------------------------------------------------------------------------------
            Specialty Retail--5.9%
            Foot Locker, Inc.                           22,800           443,232
            The Gap, Inc.                               31,200           539,136
            Linens `N Things, Inc. (b)                  15,000           377,100
            RadioShack Corp.                            23,500           519,350
            TJX Cos., Inc.                              56,300         1,212,139
                                                                     -----------
                                                                       3,090,957
--------------------------------------------------------------------------------
            Thrifts & Mortgage Finance--3.5%
            Sovereign Bancorp, Inc.                     51,300         1,106,541
            Webster Financial Corp.                     15,600           720,252
                                                                     -----------
                                                                       1,826,793
--------------------------------------------------------------------------------
            Trading Companies & Distributors--0.5%
            United Rentals, Inc. (b)                    13,300           260,281
--------------------------------------------------------------------------------
            Total Common Stocks in the United States                  45,130,397
================================================================================
            Total Common Stocks in North America--87.9%               46,037,123

================================================================================
Western Europe
================================================================================
Netherlands--0.9%
            Construction & Engineering--0.9%
            Chicago Bridge & Iron Co. NV                21,600           481,680
--------------------------------------------------------------------------------
            Total Common Stocks in the Netherlands                       481,680
================================================================================
Switzerland--1.3%
            Biotechnology--1.3%
            Serono SA (a)                               43,100           697,789
--------------------------------------------------------------------------------
            Total Common Stocks in Switzerland                           697,789
================================================================================
            Total Common Stocks in Western Europe--2.2%                1,179,469
================================================================================
            Total Common Stocks
            (Cost--$48,069,459)--90.1%                                47,216,592
================================================================================

                        Exchange-Traded
                             Funds
================================================================================
            iShares Dow Jones US Real Estate
            Index Fund                                   5,000           311,050
            iShares Dow Jones US Utilities Sector
            Index Fund                                   9,200           703,892
            iShares Goldman Sachs Natural Resources
            Index Fund                                   6,700           560,790
            iShares Russell 2000 Index Fund              7,800           498,498
            iShares S&P SmallCap 600 Index Fund         14,000           779,520
            Midcap SPDR Trust Series 1                   7,800           994,500
--------------------------------------------------------------------------------
            Total Exchange-Traded Funds
            (Cost--$3,898,944)--7.4%                                   3,848,250
================================================================================

                        Short-Term                   Beneficial
                        Securities                    Interest
================================================================================
            Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I (c)                   $376,954           376,954
--------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$376,954)--0.7%                                       376,954
================================================================================
            Total Investments
            (Cost--$52,345,357*)--98.2%                               51,441,796

            Other Assets Less Liabilities--1.8%                          953,930
                                                                     -----------
            Net Assets--100.0%                                       $52,395,726
                                                                     ===========

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $ 52,345,357
                                                                   ============
      Unrealized appreciation ..................................   $  1,700,578
      Unrealized depreciation ..................................     (2,604,139)
                                                                   ------------
      Net unrealized depreciation ..............................   $   (903,561)
                                                                   ============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------
                                                                    Net          Interest
      Affiliate                                                   Activity        Income
      -----------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $376,954        $10,428
      -----------------------------------------------------------------------------------

      See Notes to Financial Statements.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005           9

Statement of Assets and Liabilities

As of October 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$51,968,403) ...............................                     $ 51,064,842
                       Investments in affiliated securities, at value
                        (identified cost--$376,954) ..................................                          376,954
                       Receivables:
                          Beneficial interest sold ...................................    $    811,149
                          Securities sold ............................................         783,642
                          Dividends ..................................................          36,376        1,631,167
                                                                                          -----------------------------
                       Total assets ..................................................                       53,072,963
                                                                                                           ------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .......................................         591,587
                          Beneficial interest redeemed ...............................          63,499
                          Other affiliates ...........................................             537          655,623
                                                                                          ------------
                       Accrued expenses ..............................................                           21,614
                                                                                                           ------------
                       Total liabilities .............................................                          677,237
                                                                                                           ------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                     $ 52,395,726
                                                                                                           ============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, par value $.01 per share,
                        unlimited number of shares authorized ........................                     $     53,103
                       Paid-in capital in excess of par ..............................                       52,969,151
                       Undistributed investment income--net ..........................    $    239,253
                       Undistributed realized capital gains--net .....................          37,780
                       Unrealized depreciation--net ..................................        (903,561)
                                                                                          ------------
                       Total accumulated losses--net .................................                         (626,528)
                                                                                                           ------------
                       Net Assets--Equivalent to $9.87 per share based on
                        5,310,254 per share of beneficial interest outstanding .......                     $ 52,395,726
                                                                                                           ============

      See Notes to Financial Statements.


10       MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Statement of Operations

For the Period August 2, 2005+ to October 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $1,147 foreign withholding tax) .............                     $    228,825
                       Interest from affiliates ......................................                           10,428
                                                                                                           ------------
                       Total income ..................................................                          239,253
                                                                                                           ------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $     78,058
                       Offering cost .................................................          17,343
                       Accounting services ...........................................           8,924
                       Trustees' fees and expenses ...................................           3,601
                       Professional fees .............................................           3,598
                       Transfer agent fees ...........................................           2,729
                       Custodian fees ................................................           2,575
                       Registration fees .............................................           2,114
                       Printing and shareholder reports ..............................           1,308
                       Pricing fees ..................................................             388
                       Other .........................................................           2,971
                                                                                          ------------
                       Total expenses before waiver and reimbursement ................         123,609
                       Waiver and reimbursement of expenses ..........................        (123,609)
                                                                                          ------------
                       Total expenses after waiver and reimbursement .................                                0
                                                                                                           ------------
                       Investment income--net ........................................                          239,253
                                                                                                           ------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .............................          37,780
                       Unrealized depreciation--net ..................................        (903,561)
                                                                                          ------------
                       Total realized and unrealized loss--net .......................                         (865,781)
                                                                                                           ------------
                       Net Decrease in Net Assets Resulting from Operations ..........                     $   (626,528)
                                                                                                           ============

+     Commencement of operations.

      See Notes to Financial Statements.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005          11

Statement of Changes in Net Assets

                                                                                                For the Period
                                                                                                August 2, 2005+
                                                                                                to October 31,
Increase (Decrease) in Net Assets:                                                                   2005
===============================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................................    $    239,253
                       Realized gain--net .....................................................          37,780
                       Unrealized depreciation--net ...........................................        (903,561)
                                                                                                   ------------
                       Net decrease in net assets resulting from operations ...................        (626,528)
                                                                                                   ------------
===============================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest transactions      52,997,254
                                                                                                   ------------
===============================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...........................................      52,370,726
                       Beginning of period ....................................................          25,000
                                                                                                   ------------
                       End of period* .........................................................    $ 52,395,726
                                                                                                   ============
                          * Undistributed investment income--net ..............................    $    239,253
                                                                                                   ============

+     Commencement of operations.

      See Notes to Financial Statements.


12       MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Financial Highlights

                                                                                                For the Period
                                                                                                August 2, 2005+
The following ratios have been derived from                                                     to October 31,
information provided in the financial statements.                                                    2005
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...................................    $      10.00
                                                                                                   ============
                       Investment income--net** ...............................................             .05
                       Realized and unrealized loss--net ......................................            (.18)
                                                                                                   ------------
                       Total from investment operations .......................................            (.13)
                                                                                                   ============
                       Net asset value, end of period .........................................    $       9.87
                                                                                                   ============
===============================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------
                       Total investment return ................................................           (1.30%)@
                                                                                                   ============
===============================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement ..............................             .00%*
                                                                                                   ============
                       Expenses ...............................................................            1.03%*
                                                                                                   ============
                       Investment income--net .................................................            1.99%*
                                                                                                   ============
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ...............................    $     52,396
                                                                                                   ============
                       Portfolio turnover .....................................................           28.14%
                                                                                                   ============

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005          13

Notes to Financial Statements

1. Significant Accounting Policies:

Mid Cap Value Opportunities Portfolio (the "Portfolio") is a series of Managed Account Series (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference


14       MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005
      between the value at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special consideration not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

(g) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005          15

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .65% of the average net assets of the Portfolio. FAM has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. For the period August 2, 2005 to October 31, 2005 FAM earned fees of $78,058, all of which was waived. FAM also reimbursed the Portfolio $45,551 in additional operating expenses.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $7,010 in commissions on the execution of portfolio security transactions for the Portfolio for the period August 2, 2005 to October 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the period August 2, 2005 to October 31, 2005, the Fund reimbursed FAM $235 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period August 2, 2005 to October 31, 2005 were $65,779,100 and $13,848,477, respectively.

4. Beneficial Interest Transactions:

Transactions in beneficial interest were as follows:

--------------------------------------------------------------------------------
For the Period August 2, 2005+ to                                     Dollar
October 31, 2005                               Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ......................             5,503,922           $ 54,932,209
Shares redeemed ..................              (196,168)            (1,934,955)
                                            -----------------------------------
Net increase .....................             5,307,754           $ 52,997,254
                                            ===================================

+ Prior to August 2, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.

5. Short-Term Borrowings:

Effective November 23, 2005, the Fund, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of ..07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement.


16       MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
R. Elise Baum, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005          17

Availability of Quarterly Schedule of Investments

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


18       MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005

Electronic Delivery

The Portfolio offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MID CAP VALUE OPPORTUNITIES PORTFOLIO      OCTOBER 31, 2005          19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained Merrill Lynch Investment Managers (MLIM) to manage their accounts pursuant to an investment management agreement with MLIM and/or a managed account program sponsor.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Portfolio voted proxies relating to securities held in the Portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MidCap Value Opportunities Portfolio
Of Managed Account Series
Box 9011
Princeton, NJ
08543-9011

                                                               #MCVOMAS -- 10/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mid Cap Value Opportunities Portfolio of Managed Account Series


By:  /s/ Robert C. Doll, Jr.
     -----------------------
     Robert C. Doll, Jr.,
     Chief Executive Officer of
     Mid Cap Value Opportunities Portfolio of Managed Account Series

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
     -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Mid Cap Value Opportunities Portfolio of Managed Account Series

Date: December 16, 2005


By: /s/ Donald C. Burke
     -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Mid Cap Value Opportunities Portfolio of Managed Account Series

Date: December 16, 2005